UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295

(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	FENC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on August 1, 2022, Fennec Pharmaceuticals Inc. (the “Company”) entered into a Securities Purchase Agreement with Petrichor Opportunities Fund I LP (the “Petrichor”) in connection with the issuance of up to $45 million of senior secured floating rate convertible notes (the “Notes”), issuable in multiple tranches, pursuant to which the Company issued $5 million in Notes on August 1, 2022 (the “First Closing Notes”), $20 million in Notes on September 23, 2022 (the “Second Closing Notes”), and $5 million in Notes on December 4, 2023 (the “Third Closing Notes”).

On December 18, 2024, the Company entered into a Waiver and Redemption Agreement (the “Redemption Agreement”) with Petrichor, pursuant to which the Company repurchased and redeemed Notes in an aggregate principal amount of $13,000,000 (consisting of approximately $11.8 million of original principal balance and approximately $1.2 million in PIK interest) (collectively, the “Note Redemptions”).

As a result of the Note Redemptions, the First and Third Closing Notes were repurchased and redeemed in full, and, as of December 19, 2024, there remains outstanding Second Closing Notes in the aggregate principal amount (inclusive of PIK interest) of approximately $19.2 million.

The foregoing description of the Redemption Agreement is not complete and is qualified in its entirety by reference to the full text of the Redemption Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On December 19, 2024, the Company issued a news release announcing the Note repayments resulting from the Note Redemptions described under Item 1.01 of this Current Report on Form 8-K. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 8.01, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Waiver and Redemption Agreement, dated December 18, 2024, between Fennec Pharmaceuticals Inc. and Petrichor Opportunities Fund I LP
Exhibit 99.1	News Release dated December 19, 2024
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENNEC PHARMACEUTICALS INC.

Date: December 20, 2024	By:	/s/ Robert Andrade
Robert Andrade Chief Financial Officer